Exhibit 99.1

Friedman Industries Announces Expansion of Sinton, Texas Facility and New Fabrication Capabilities

LONGVIEW, Texas, March 17, 2026 (GLOBE NEWSWIRE) -- Friedman Industries, Incorporated (NASDAQ/GS: FRD) today announced plans to expand its facility located on Steel Dynamics’ campus in Sinton, Texas. The expansion includes an increase in building size and new fabrication capabilities aimed at supporting customers’ evolving processing needs. Current expected completion timeline for the project is in the fourth calendar quarter of 2026.

As part of this expansion, the Company is adding laser cutting equipment to provide first-stage processing for cut-to-length sheet. This enhancement is intended to serve customers seeking initial processing directly from a service center co-located at a mill source. The investment strengthens Friedman’s ability to deliver flexible, value-added solutions while enhancing overall service performance.

“We are excited to expand our Sinton operations to include laser cutting capabilities,” said Michael Taylor, President and Chief Executive Officer of Friedman Industries. “Since its completion in 2022, our Sinton facility has built an exceptional reputation for quality. It has benefited from a strong partner in Steel Dynamics, and we are eager to invest in that relationship. These additional processing capabilities represent a strategic supply solution for our customers by offering service center source fabrication that can improve efficiency and reduce handling throughout the supply chain. At the same time, this expansion allows Friedman to capture additional value-added services within our platform, further strengthening our margins and deepening our customer relationships. We are excited to expand in recognition of the additional opportunities we see available in the market.”

Friedman Industries continues to grow with a disciplined focus on strategic capital investment, operational excellence, and strengthening its service platform.

About Friedman Industries

Friedman Industries is a diversified metals processing and pipe manufacturing company operating through two segments: flat-roll products and tubular products.

The flat-roll products segment includes processing facilities in Hickman, Arkansas; Decatur, Alabama; Miami, Florida; East Chicago, Indiana; Granite City, Illinois; and Sinton, Texas, as well as a distribution facility in Orlando, Florida. This segment processes carbon steel, stainless steel, and aluminum flat-rolled products.

The tubular products segment operates in Lone Star, Texas, where the Company manufactures electric resistance welded (ERW) pipe and distributes pipe through its Texas Tubular Products division.

For more information, visit www.friedmanindustries.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and such statements involve risk and uncertainty. Forward-looking statements include those preceded by, followed by or including the words “will,” “expect,” “intended,” “anticipated,” “believe,” “project,” “forecast,” “propose,” “plan,” “estimate,” “enable,” and similar expressions, including, for example, statements about our business strategy, our industry, our future profitability, growth in the industry sectors we serve, our expectations, beliefs, plans, strategies, objectives, prospects and assumptions, future production capacity and product quality. Forward-looking statements may be made by management orally or in writing including, but not limited to, this news release.  Forward-looking statements are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Although forward-looking statements reflect our current beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent law requires.

CONTACT:

(903)758-3431

investors@friedmanindustries.com